Vertex Energy, Inc. 10-Q/A

EXHIBIT 10.3

LIMITED CONSENT

THIS LIMITED CONSENT (this “Limited Consent”) is made as of March 22, 2024, by and among Vertex Refining Alabama LLC, a Delaware limited liability company (the “Borrower”), Vertex Energy, Inc., a Nevada corporation (the “Parent”), Cantor Fitzgerald Securities, as administrative agent and collateral agent (the “Agent”) under the Loan Agreement, and the Lenders (as such terms are defined below) party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement (as defined below).

W I T N E S S E T H

WHEREAS, reference is made to that certain Loan and Security Agreement, dated as of April 1, 2022 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 26, 2022, that certain Amendment Number Two to Loan and Security Agreement, dated as of September 30, 2022, that certain Amendment Number Three to Loan and Security Agreement, dated as of January 8, 2023, that certain Amendment Number Four and Consent and Waiver to Loan and Security Agreement, dated as of May 26, 2023, and that certain Amendment Number Five to Loan and Security Agreement, dated as of December 28, 2023, and as may be further amended from time to time, the “Loan Agreement”), by and among the Borrower, the Parent, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent;

WHEREAS, Borrower has advised the Agent and the Lenders that the Borrower has entered into an Option Agreement, dated as of September 18, 2023 (the “Option Agreement”) attached hereto as Exhibit A with Norfolk Southern Railway Company (the “Buyer”) for (i) the sale of certain real property of the Borrower, as shown on Exhibit B attached hereto, and improvements thereon, located at or near Saraland, Mobile County, Alabama (the “Transferred Property”), to the Buyer for a purchase price of approximately $4,108,900.00 (the “Specified Sale”) and (ii) the granting of the Specified Easements (as defined below);

WHEREAS, notwithstanding Section 7.2 of the Loan Agreement, the Borrower has requested that the Agent and the Lenders consent to the Specified Sale (as defined below) in accordance with the terms contained in the Option Agreement and this Limited Consent (the “Specified Consent”);

WHEREAS, upon the terms and conditions set forth herein, the Agent and the Lenders have agreed to consent to the Specified Sale and provide the Specified Consent, subject to the terms and conditions of this Limited Consent.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.	Limited Consent.

(a)	In reliance upon the representations and warranties of each Loan Party set forth in Section 3 below, Agent and each Lender under the Loan Agreement hereby consents to the Specified Sale and provides the Specified Consent. After giving effect to this Limited Consent, the consummation of the Specified Sale shall not constitute a Default under the Loan Agreement. After giving effect to this Limited Consent, the granting of the Specified Easements shall not constitute an Event of Default under the Loan Agreement, so long as such Specified Easements are (i) not amended in any manner that is materially adverse to the Lenders and (ii) substantially similar to the forms attached hereto as Exhibits C-2 and C-3, respectively.

(b)	For the avoidance of doubt, for the purposes of Section 2.6(a)(iv) of the Loan Agreement, the Specified Sale is not a Permitted Transfer and the reinvestment right shall not apply to the Specified Sale without prior Lenders’ consent.

(c)	The foregoing is a limited consent. Except as expressly set forth in this Limited Consent, nothing in this Limited Consent shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. For the avoidance of doubt, this Limited Consent is a Loan Document.

2.             Conditions Precedent to Limited Consent. The satisfaction (or waiver in writing by Agent (at the direction of the Lenders) or the Lenders) of each of the following shall constitute conditions precedent to the effectiveness of this Limited Consent (the date on which all such conditions precedent are either satisfied or waived, being the “Consent Effective Date”):

(a)	The Agent and the Lenders shall have received this Limited Consent, duly executed by the parties hereto;

(b)	The Agent shall have received executed counterparts of (i) the Option Agreement, (ii) that certain Special Warranty Deed with Restrictive Covenants, from Borrower to Buyer, the form of which is attached hereto as Exhibit D, (iii) that certain Deed of Easement, the form of which is attached hereto as Exhibit C-1 (the “Transferred Pipeline Easement”), (iv) the forms of those certain Deeds of Easement, by and between Norfolk Southern Railway Company, a Georgia corporation, and Borrower, attached hereto as Exhibit C-2 (the “Railroad Easement”) and Exhibit C-3 (the “EAR Easement”, and together with the Transferred Pipeline Easement and the Railroad Easement, the “Specified Easements”), (v) that certain Siding Agreement, by and between Norfolk Southern Railway Company and Borrower, the form of which is attached hereto as Exhibit E and (vi) that certain First Amendment to Lease Agreement, by and between Southern Region Industrial Realty, Inc., a Georgia corporation, Buyer and Borrower, the form of which is attached hereto as Exhibit F; and

(c)	The Borrower shall have reimbursed the Agent for all reasonable and documented fees, costs and expenses incurred through the Consent Effective Date (including, without limitation, attorneys’ fees and expenses related to the preparation, negotiation, execution, delivery of this Limited Consent).

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Limited Consent shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Consent Effective Date specifying its objection thereto.

3.             Representations and Warranties. In order to induce Agent and the Lenders to enter into this Limited Consent, Parent and Borrower each hereby represents and warrants to Agent and the Lenders that:

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(a)           each of the representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof (after giving effect to this Limited Consent, the Specified Sale and the other documents executed in connection with this Limited Consent) except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date;

(b)           on and immediately prior to the date hereof and immediately after giving effect to this Limited Consent, the Specified Sale and the Specified Easements, no Default or Event of Default will have occurred and be continuing;

(c)           on and immediately prior to the date hereof and immediately after giving effect to this Limited Consent and the Specified Sale, the Loan Parties, individually and collectively, are not Insolvent;

(d)           on and immediately prior to the date hereof and immediately after giving effect to this Limited Consent, the Specified Sale, the release of the Transferred Property and the granting of the Specified Easements, the use and operation of the Mobile Refinery complies with all applicable zoning ordinances, regulations, restrictive covenants, and all environmental, ecological, landmark and other applicable laws, regulations and permits affecting the Mobile Refinery, in any case, except as does not materially adversely impact the use or operation of the Mobile Refinery, and all such requirements for such use and operation of the Mobile Refinery are satisfied except where the failure to do so would not materially adversely impact the use or operation of the Mobile Refinery, and no easement or license agreement is necessary in order to use and operate the Mobile Refinery other than those that are in full force and effect as of the date hereof;

(e)           on and immediately prior to the date hereof and immediately after giving effect to this Limited Consent, the Specified Sale and the release of the Transferred Property, each parcel comprising the Mobile Refinery is a separate tax lot and is not a portion of any other tax lot that is not a part of the Mobile Refinery; and

(f)            on and immediately prior to the date hereof and immediately after giving effect to this Limited Consent, the Transferred Property (excluding the Specified Easements) is not necessary to or useful in Borrower’s operation of the Mobile Refinery.

4.             GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS LIMITED CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 14.14 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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5.             Amendments. This Limited Consent cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.4 of the Loan Agreement.

6.             Counterparts. This Limited Consent and any notices delivered under this Limited Consent may be executed by means of (i) an electronic signature that complies with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Limited Consent and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Limited Consent may be executed in any number of counterparts, and it is not necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

7.             Lien Release. In furtherance of the transactions described herein, after (a) the Agent’s receipt of an Officer’s Certificate of a Responsible Officer of the Borrower stating that the Specified Sale has closed in accordance with the terms set forth in the Option Agreement and this Limited Consent and (b) the satisfaction of the conditions precedent in Section 2 hereof, each of the undersigned Lenders hereby directs and consents to (x) the Agent’s execution of any release documentation requested by the Borrower, including (i) that certain Partial Release of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, by Agent in favor of Borrower, the form of which is attached hereto as Exhibit G (the “Partial Release”) and (ii) that certain plat of subdivision, prepared by GPI Geospatial, Inc., to be recorded in the public records, the form of which is attached hereto as Exhibit H (the “Plat”), and (y) the Agent’s filing (or its designee) of a UCC-3 amendment, in each case, reasonably necessary to evidence the Specified Sale and release of Liens on the Transferred Property.

8.             Agent. The Agent has executed this Limited Consent as directed under and in accordance with the Loan Agreement and will perform this Limited Consent solely in its capacity as Agent hereunder, and not individually. In performing under this Limited Consent, the Agent shall have all rights, protections, immunities and indemnities granted to it under the Loan Agreement. Subject to the terms of the Loan Agreement, the Agent shall have no obligation to perform or exercise any discretionary act. Each of the undersigned Lenders hereby directs and consents to the Agent’s execution of this Limited Consent and the execution and delivery of the documents provided in Section 7 above.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Limited Consent as of the date and year first above written.

CANTOR FITZGERALD SECURITIES,
as Agent

By:	/s/ Ryan Yeh
	Name:	Ryan Yeh
	Title:	Vice President and Assistant General Counsel

[Signature Page to Limited Consent]

LENDERS:

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

[Signature Page to Limited Consent]

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, LTD.

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

[Signature Page to Limited Consent]

HIGHBRIDGE SCF II LOAN SPV, L.P.

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

[Signature Page to Limited Consent]

1992 MASTER FUND CO-INVEST SPC - SERIES 4 SEGREGATED PORTFOLIO

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

[Signature Page to Limited Consent]

WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

WHITEBOX RELATIVE VALUE PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

WHITEBOX GT FUND, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

PANDORA SELECT PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

[Signature Page to Limited Consent]

CHAMBERS ENERGY CAPITAL IV, LP

By:	CEC Fund IV GP, LLC, its general partner

By:	/s/ Robert Hendricks
	Name:	Robert Hendricks
	Title:	Partner

[Signature Page to Limited Consent]

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND MASTER LP

By:	BlackRock Financial Management, Inc., its investment manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

GCO II AGGREGATOR 6 L.P.

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

GCO II AGGREGATOR 2 L.P.

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

[Signature Page to Limited Consent]

CROWDOUT CAPITAL LLC

By:	/s/ Brian Gilmore
	Name:	Brian Gilmore
	Title:	Managing Member

CROWDOUT CREDIT OPPORTUNITIES FUND LLC

By:	/s/ Brian Gilmore
	Name:	Brian Gilmore
	Title:	Managing Member

[Signature Page to Limited Consent]

Acknowledged and Agreed:

VERTEX ENERGY, INC., a Nevada corporation

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX REFINING ALABAMA LLC, a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

[Signature Page to Limited Consent]

EXHIBIT A

Option Agreement

[See attached.]